Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 6 TO CREDIT AGREEMENT

          THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT (this “Agreement”), dated March 31, 2003, is made by and among Great Lakes Dredge & Dock Corporation, a Delaware corporation (the “Borrower”), the other “Loan Parties” from time to time party to the Credit Agreement referred to and defined below (collectively, the “Loan Parties”), the financial institutions from time to time party to such Credit Agreement referred to and defined below (collectively, the “Lenders”) and Bank of America, N.A. (as successor to Bank of America National Trust and Savings Association), as representative of the Lenders (in such capacity, the “Issuing Lender” and the “Administrative Agent”). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement.

W I T N E S S E T H:

          WHEREAS, the Borrower, the other Loan Parties, the Lenders, the Administrative Agent and the Issuing Lender have entered into that certain Credit Agreement dated as of August 19, 1998 (as heretofore amended and restated by certain amendments dated as of October 8, 1999, October 23, 2000, April 24, 2001, July 22, 2002 and October 1, 2002, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower; and

          WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement and, subject to the terms and conditions of this Agreement, the Administrative Agent and the Lenders’ hereby agree to amend the Credit Agreement;

          NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent, such parties hereby agree as follows:

          1.      Amendment to Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 2 of this Agreement, the Credit Agreement is hereby amended as follows:

     (a)      Section 6.2(c) of the Credit Agreement is hereby amended by deleting the word “and” appearing immediately before clause (iv) and by adding the following provision immediately following such clause and immediately preceding the proviso at the end of such section:

“and (v) the Borrower may voluntarily repurchase, redeem, or otherwise retire the notes issued pursuant to the Note Indenture and pay other Note Indenture Obligations in connection therewith, provided that (A) the aggregate amount of payments under this clause (v) shall not exceed $58,100,000 and (B) the aggregate amount of such payments funded with proceeds of Revolving Loans shall not exceed $40,000,000, and”

     (b)      Section 6.2(i)(v) of the Credit Agreement is hereby amended to delete such section in its entirety and to replace such section with the following:

“(v) Capitalized Rentals (to the extent permitted by Section 6.3(a)) or purchase money Debt incurred by the Borrower or any of its Subsidiaries to any Person to finance the acquisition, construction or improvement of assets permitted to be acquired, constructed or improved (provided that the Carolina and Florida Financing may, in addition to financing the acquisition, construction or improvement of assets, finance the repurchase, redemption or other retirement of Note Indenture Obligations pursuant to Section 6.2(c)(v) and other general corporate purposes) pursuant to Section 6.3(a), including any such Debt incurred after the acquisition, construction or improvement of such assets, so long as, in each case, the amount of such Debt (other than any Carolina and Florida Financing) does not exceed 100% and is not less than 50% of the purchase price, construction cost or improvement cost of the assets acquired, constructed or improved with the proceeds thereof and, in the case of Debt incurred after the acquisition, construction or improvement of the assets to be financed, such Debt is incurred no later than twelve calendar months after such assets are acquired, constructed or improved;”

     (c)      Section 6.3(a) of the Credit Agreement is hereby amended to add the following proviso to the end of such section:

“ and provided, further, however, that expenditures made or incurred and constituting capital expenditures in accordance with GAAP in connection with any Carolina and Florida Financing, shall constitute Capital Expenditures under this Section 6.3(a) only to the extent that such expenditures exceed $42,000,000.”

     (d)      Section 6.3(b) of the Credit Agreement is hereby amended to delete in its entirety the table of periods and ratios and to replace such table with the following table:

“Period	Ratio

January 1, 2003 and thereafter	4.25 to 1.00”

     (e)      Section 6.3(c) of the Credit Agreement is hereby amended to delete in its entirety the table of periods and ratios and to replace such table with the following table:

“Period	Ratio

January 1, 2003 through and
including December 31, 2003	2.00 to 1.00

“Period	Ratio

January 1, 2004 through and
including December 31, 2004	1.75 to 1.00

January 1, 2005 and thereafter	1.50 to 1.00”

     (f)      Schedule I to the Credit Agreement is hereby amended to delete the tables contained in the definitions of “Applicable Base Rate Margin,” “Applicable Commitment Fee Percentage,” “Applicable Eurodollar Rate Margin,” “Applicable Financial Letter of Credit Fee Percentage,” and “Applicable Performance Letter of Credit Fee Percentage” in its entirety and to replace such table with the following table:

				Applicable	Applicable
Total	Applicable	Applicable	Applicable	Financial	Performance
Leverage	Base Rate	Commitment	Eurodollar Rate	Letter of Credit	Letter of Credit
Ratio	Margin	Fee Percentage	Margin	Fee Percentage	Fee Percentage

Less than 2.25x	0.00	0.30%	1.50%	1.50%	0.750%
Greater than or equal to 2.25x but less 2.75x	0.25	0.35%	1.75%	1.75%	0.875%
Greater than or equal to 2.75x but less 3.25x	0.50	0.40%	2.00%	2.00%	1.00%
Greater than or equal to 3.25x but less than 3.75x	0.75	0.45%	2.25%	2.25%	1.125%
Greater than or equal to 3.75x	1.00	0.50%	2.50%	2.50%	1.25%

     (g)      Schedule I of the Credit Agreement is further amended to delete the text of clause (ii) of the proviso contained in the definitions of “Applicable Base Rate Margin,” “Applicable Commitment Fee Percentage,” “Applicable Eurodollar Rate Margin,” “Applicable Financial Letter of Credit Fee Percentage,” and “Applicable Performance Letter of Credit Fee Percentage” in its entirety and to replace such text with the following text:

“notwithstanding the foregoing, (a) for the period beginning on April 1, 2003 and ending on September 30, 2003, the Applicable Base Rate Margin, Applicable Commitment Fee Percentage, Applicable Eurodollar Rate Margin, Applicable Financial Letter of Credit Fee Percentage, and Applicable Performance Letter of Credit Fee Percentage for such Pricing Periods shall be determined as if the Total Leverage Ratio is greater than or equal to 3.25 to 1.00 but less than 3.75 to 1.00; provided, that if the Total Leverage Ratio is greater than or equal to 3.75 to 1.00 on December 31, 2002 or March 31, 2003, the Applicable Base Rate Margin, Applicable Commitment Fee Percentage, Applicable Eurodollar Rate Margin, Applicable Financial Letter of Credit Fee Percentage, and Applicable Performance Letter of Credit Fee Percentage for the first Pricing Period commencing after such date shall be determined based upon the Total Leverage Ratio as of such date, and (b) for the period beginning October 1, 2003 and ending on the first day of the first Pricing Period commencing November 14, 2003, the Applicable Base Rate Margin, Applicable Commitment Fee Percentage, Applicable Eurodollar Rate Margin, Applicable Financial Letter of Credit Fee Percentage, and Applicable Performance Letter of Credit Fee Percentage for such Pricing Period shall be determined based upon the Total Leverage Ratio as of June 30, 2003 and”

     (h)  Schedule I of the Credit Agreement is further amended to add the following definition in its appropriate alphabetical location:

““Carolina and Florida Financing” means the refinancing of the operating leases of the Carolina or the Florida maritime vessels and the related equipment and support vessels with either Capitalized Leases or purchase money installment Debt with respect thereto.”

     (i)      Schedule I to the Credit Agreement is further amended to delete the definition of “Revolving Commitment Amount” in its entirety and to substitute the following therefor:

“Revolving Commitment Amount” means $80,000,000 until March 30, 2004, $77,500,000 from March 31, 2004 until June 29, 2004, $75,000,000 from June 30, 2004 until September 29, 2004, $72,500,000 from September 30, 2004 until December 30, 2004 and $70,000,000 from and after December 31, 2004, as the same may be reduced after the Closing Date pursuant to Section 2.2, it being understood and agreed that any such reduction after March 31, 2003 pursuant to Section 2.2 shall effect a reduction to the foregoing amounts applicable to each period remaining at the time of such reduction in an amount equal to the reduction required by such section.

     (j)      Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with the restated schedule attached hereto as Annex I.

          2.      Effectiveness of this Agreement; Conditions Precedent. The provisions of Section 1 of this Agreement shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of each of the following:

          (a)      originally-executed counterparts of this Agreement executed by Authorized Officers of the Borrower and the other Loan Parties, and by duly authorized officers of the Majority Lenders and each Lender whose Revolving Commitment is to be increased pursuant to this Agreement;

          (b)      fully-executed copies of amended and restated Revolving Notes (the “Amended and Restated Notes”) executed and delivered by an Authorized Officer of the Borrower and made payable to each Lender whose Revolving Commitment is to be increased pursuant to this Agreement;

          (c)      a copy of the annual audit report for the 2002 Fiscal Year for the Borrower and its Subsidiaries.

          (d)      a certificate of the secretary or assistant secretary of the Borrower, in form and substance reasonably acceptable to the Administrative Agent, certifying (i) the currency and authenticity of the resolutions of the board of directors of the Borrower authorizing its execution, performance and delivery of this Agreement, the Amended and Restated Notes and of the Credit Agreement as to be amended hereby, (ii) the names, signatures and incumbency of the officers of the Borrower and (iii) the currency and authenticity of the certificate of incorporation and bylaws of the Borrower;

          (e)      legal opinion of Winston & Strawn, counsel to the Borrower, addressed to the Administrative Agent and the Lenders, and in form and substance reasonably acceptable to the Administrative Agent, addressing matters relating to this Agreement; and

          (f)      payment in full from the Borrower, in immediately available funds, of (i) an amendment fee payable to each Lender executing and delivering a counterpart signature page to this Agreement on or before March 31, 2003 in an amount equal to 0.25% of the sum of such Lender’s Revolving Commitment, calculated before giving effect to the provisions of Section 1 of this Agreement, plus the outstanding principal balance of such Lender’s Term Loan, (ii) a commitment increase fee payable to each Lender in an amount equal to 0.375% of the amount, if any, by which such Lender’s Revolving Commitment is to be increased pursuant to the provisions of Section 1 of this Agreement and (iii) the structuring fee required under that certain fee letter of even date herewith by and among Bank of America, N.A., and the Borrower, all of which aforementioned fees shall be fully earned and non-refundable when paid.

          3.      Representations, Warranties and Covenants.

          (a)      The Borrower and each other Loan Party hereby represents and warrants that this Agreement, the Amended and Restated Notes and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with their terms.

          (b)      The Borrower and each other Loan Party hereby represents and warrants that (i) its execution, delivery and performance of this Agreement and the other Amendment Documents have been duly authorized by all proper corporate action, do not violate any provision of its articles or certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Note Indenture and the Reliance Agreement and (ii) after giving effect to the amendments contemplated by Section 1 of this Agreement, all Obligations will constitute, and if the full amount of the Revolving Commitment were utilized by the Borrower all Obligations arising with respect thereto would constitute, “Permitted Debt” under and as defined in Section 4.09 of the Note Indenture.

          (c)      The Borrower and each other Loan Party hereby represents and warrants that, both before and after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

          (d)      The Borrower hereby agrees to pay to the Administrative Agent, for the benefit of the Lenders and for the Administrative Agent’s own account, upon the Borrower’s execution and delivery of this Agreement, the fees described in Section 2(f) of this Agreement.

          4.      Reaffirmation, Ratification and Acknowledgment. The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as so modified by this Agreement shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents. This Agreement and each of the other Amendment Documents shall constitute Loan Documents for purposes of the Credit Agreement.

          5.      Governing Law. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois (including S.H.A. 735 ILCS 105/5-1, et. seq., but without giving effect to any other conflicts of law provisions).

          6.      Administrative Agent’s Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the other documents, agreements and instruments contemplated hereby.

          7.      Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By: /s/ Deborah A. Wensel Name: Deborah A. Wensel Title: Sr. Vice President and CFO

GREAT LAKES DREDGE & DOCK COMPANY

By: /s/ Deborah A. Wensel Name: Deborah A. Wensel Title: Sr. Vice President and CFO

DAWSON MARINE SERVICES COMPANY (formerly, Dawson Dredging Company)

By: /s/ Deborah A. Wensel Name: Deborah A. Wensel Title: Sr. Vice President and CFO

FIFTY-THREE DREDGING CORPORATION

By: /s/ Susan M. Williams Name: Susan M. Williams Title: Secretary

GREAT LAKES CARIBBEAN DREDGING, INC.

By: /s/ Deborah A. Wensel Name: Deborah A. Wensel Title: Sr. Vice President and CFO

NORTH AMERICAN SITE DEVELOPERS, INC.

SIGNATURE PAGE TO
AMENDMENT NO.6 TO CREDIT AGREEMENT

By: /s/ Deborah A. Wensel Name: Deborah A. Wensel Title: Sr. Vice President and CFO

SIGNATURE PAGE TO
AMENDMENT NO.6 TO CREDIT AGREEMENT

BANK OF AMERICA, N.A. (as successor to Bank of America National Trust and Savings Association), as Administrative Agent

By: /s/ Kristine Thennes Name: Kristine Thennes Title: Vice President

BANK OF AMERICA, N.A. (as successor to Bank of America National Trust and Savings Association), as a Lender

By: /s/ Jennifer L. Gerdes Name: Jennifer L. Gerdes Title: Vice President

FLEET NATIONAL BANK (as successor to Summit Bank), as a Lender

By: /s/ David J. Bardwil Name: David J. Bardwil Title: S.V.P.

LASALLE NATIONAL BANK N.A., as a Lender

By: /s/ Steve Trepiccione Name: Steve Trepiccione Title: F.V.P.

COMERICA BANK-DETROIT, as a Lender

By: /s/ Alan S. Carlyle Name: Alan S. Carlyle Title: Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO.6 TO CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ Robin Cohen Name: Robin Cohen Title: Vice President

NATIONAL CITY BANK OF MICHIGAN/ILLINOIS, as a Lender

By: /s/ Mark R. Long Name: Mark R. Long Title: Senior Vice President

OAK BROOK BANK- OAK BROOK, as a Lender

By: /s/ Henry Wessel Name: Henry Wessel Title: VP

WELLS FARGO BANK, NA, as a Lender

By: /s/ R. Duncan Sinclair Name: R. Duncan Sinclair Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO.6 TO CREDIT AGREEMENT

SCHEDULE II

LIST OF PERCENTAGES AND APPLICABLE LENDING OFFICES

AND REALLOCATION SCHEDULE

Name of Bank	Domestic Lending Office	Eurodollar Office

Bank of America, N.A	231 South LaSalle Street	231 South LaSalle Street
	Chicago, Illinois 60697	Chicago, Illinois 60697
	Attn: Jennifer Gerdes	Attn: Jennifer Gerdes

Revolving Commitment:		$14,675,324.66
Term Commitment:		$1,668,951.29 [1]
Total Commitment:		$16,344,275.95
Percentage:		18.344155929%

Fleet National Bank	Mail Stop: NJRP47502D	Mail Stop: NJRP47502D
	208 Harristown Road	208 Harristown Road
	Glen Rock, NJ 07452	Glen Rock, NJ 07452
	Attn: David Bardwell	Attn: David Bardwell

Revolving Commitment:		$10,505,050.51
Term Commitment:		$1,194,686.87
Total Commitment:		$11,699,737.38
Percentage:		13.131313143%

The Northern Trust	50 South LaSalle Street	50 South LaSalle Street
Company	Chicago, Illinois 60675	Chicago, Illinois 60675
	Attn: Robin Brody	Attn: Robin Brody

Revolving Commitment:		$7,272,727.27
Term Commitment:		$827,090.91
Total Commitment:		$8,099,818.18
Percentage:		9.090909071%

[1] Original Term Commitment was $55,000,000, and Total Aggregate Commitment was $125,000,000 at the Closing Date. Amounts shown above are based on outstanding Term Loans as of March 31, 2003.

Name of Bank	Domestic Lending Office	Eurodollar Office

LaSalle National Bank N.A.	135 South LaSalle Street	135 South LaSalle Street
	Suite 214	Suite 214
	Chicago, Illinois 60603	Chicago, Illinois 60603
	Attn: Steve Trepiccione	Attn: Steve Trepiccione

Revolving Commitment:		$8,888,888.89
Term Commitment:		$1,010,888.89
Total Commitment:		$9,899,777.78
Percentage:		11.111111071%

Comerica Bank-Detroit	500 Woodward Avenue	500 Woodward Avenue
	Detroit, MI 48226-3240	Detroit, MI 48226-3240
	Attn: Alan Carlyle	Attn: Alan Carlyle

Revolving Commitment:		$8,888,888.89
Term Commitment:		$1,010,888.89
Total Commitment:		$9,899,777.78
Percentage:		11.111111071%

National City Bank	2021 Spring Road	2021 Spring Road
of Michigan/Illinois	Suite 600	Suite 600
	Oak Brook, IL 60523	Oak Brook, IL 60523
	Attn: Mark R. Long	Attn: Mark R. Long

Revolving Commitment:		$13,362,193.37
Term Commitment:		$1,519,615.44
Total Commitment:		$14,881,808.81
Percentage:		16.702741714%

Oak Brook Bank-Oak Brook	1400 16th Street	1400 16th Street
	Oak Brook, IL 60523	Oak Brook, IL 60523
	Attn: Henry Wessel	Attn: Henry Wessel

Revolving Commitment:		$5,468.975.47
Term Commitment:		$621,959.24
Total Commitment:		$6,090,934.71
Percentage:		6.836219357%

SIGNATURE PAGE TO
AMENDMENT NO.6 TO CREDIT AGREEMENT

Name of Bank	Domestic Lending Office	Eurodollar Office

Wells Fargo Bank, NA	6th & Marquette	6th & Marquette
	MAC: N9305-050	MAC: N9305-050
	Attn: R. Duncan Sinclair	Attn: R. Duncan Sinclair

Revolving Commitment:		$10,937,950.95
Term Commitment:		$1,243,918.47
Total Commitment:		$12,181,869.42
Percentage:		13.672438643%

Total Revolving Commitments:	$80,000,000
Total Term Commitment:	$9,098,000

Total Aggregate Commitment:	$89,098,000

SIGNATURE PAGE TO
AMENDMENT NO.6 TO CREDIT AGREEMENT